FILED
  IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
     STATE OF NEVADA

       JUL 24 2000
      No. C5282-99
          --------
      /S/ Dean Heller
DEAN HELLER, SECRETARY OF STATE

                                   CERTIFICATE

                                       OF

                            AMENDMENT AND RESTATEMENT

                                       OF

                            ARTICLES OF INCORPORATION

                                       OF

                              CVI TECHNOLOGY, INC.



         The undersigned hereby certify:

         1. That they are the President and Secretary of CVI Technology, Inc., a Nevada corporation (the "Corporation").

         2. That the Corporation's Board of Directors, by duly adopted resolution, approved the amendment and restatement of the Corporation's Articles of Incorporation, as set forth herein, by unanimous written consent, and recommended that such proposal to amend and restate the Corporation's Articles of Incorporation be submitted to the Corporation's stockholders for approval.

         3. That the Corporation's stockholders, by duly adopted resolution, approved the proposed amendment and restatement to the Corporation's Articles of Incorporation, as set forth herein, by written consent of a majority of the stockholders.

         4. That only Article I of the Corporation's Articles of Incorporation will be amended, reflecting that the Corporation's name will be changed from "CVI Technology, Inc." to "VendingData Corporation".

         5. That the Corporation's Articles of Incorporation shall hereby be amended and restated to read in its entirety as follows:

                              AMENDED AND RESTATED

                            ARTICLES OF INCORPORATION

                                       OF

                             VENDINGDATA CORPORATION

                              A NEVADA CORPORATION


                                    ARTICLE I
                                      NAME
                                      ----

         The name of the corporation is VendingData Corporation (the "Corporation").

                                   ARTICLE II
                      RESIDENT AGENT AND REGISTERED OFFICE
                      ------------------------------------

         The name and address of the Corporation's resident agent for service of process is Stacie L. Brown, 6830 Spencer Street, Las Vegas, Nevada 89119.

                                   ARTICLE III
                                     PURPOSE
                                     -------

         The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the NRS.

                                   ARTICLE IV
                                 SHARES OF STOCK
                                 ---------------

         SECTION 4.1. CAPITAL STOCK. The Corporation is authorized to issue forty million (40,000,000) shares of common stock, $.001 par value ("Common Stock"), and ten million (10,000,000) shares of preferred stock, $.001 par value ("Preferred Stock"). Common Stock and Preferred Stock may be issued from time to time without action by the stockholders. Common Stock and Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors.

         SECTION 4.2. COMMON STOCK. The shares of authorized Common Stock of the Corporation shall be identical in all respects and shall have equal rights and privileges.

         SECTION 4.3. PREFERRED STOCK. The Board of Directors shall have authority to issue the shares of Preferred Stock from time to time on such terms as it may determine, and to divide the Preferred Stock into one or more series and in connection with the creation of any such series to fix by the resolution or resolutions providing for the issue of shares thereof the voting powers, full or limited, or no voting powers, the designations, powers and relative, participating, optional, or other special rights of such series, and qualifications, limitations, or restrictions thereof, to the full extent now or hereafter permitted by law.

         SECTION 4.4. VOTING POWER FOR HOLDERS OF COMMON STOCK AND PREFERRED STOCK. Except as otherwise provided in these Articles of Incorporation, each holder of Common Stock shall be entitled to one vote for each share of Common Stock held by him or her on all matters submitted to stockholders for a vote and each holder of any series of Preferred Stock shall have no voting rights, either general or specific, of any kind whatsoever except to the extent expressly so provided by the Board of Directors pursuant to Section 4.3 hereof.

                                    ARTICLE V
                                    DIRECTORS
                                    ---------

         The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, which consist of not less than one (1) and no more than ten (10) directors. Provided that the Corporation has at least one director, the number of directors may at any time or times be increased or decreased as provided in the bylaws.

                                   ARTICLE VI
                                     BYLAWS
                                     ------

         The Board of Directors shall have power to make, alter, amend and repeal the bylaws of the Corporation. Any bylaws made by the Board of Directors under the powers conferred hereby may be altered, amended or repealed by a majority vote of the entire Board of Directors or by a two-thirds vote of all of the stock issued and outstanding at any annual or special meeting of stockholders, provided that notice of intention to amend shall have been contained in the notice for such meeting.

                                   ARTICLE VII
                       DIRECTORS' AND OFFICERS' LIABILITY
                       ----------------------------------

          A director or officer of the Corporation shall not be personally liable to this Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, but this Article shall not eliminate or limit the liability of a director or officer for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law or (ii) the unlawful payment of distributions. Any repeal or modification of this article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

                                  ARTICLE VIII
                                    INDEMNITY
                                    ---------

         Every person who was or is a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he, or a person of whom he is the legal representative, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss (including attorneys' fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. The expenses of directors and officers incurred in defending a civil or criminal action, suit or proceeding must be paid by the Corporation as they are incurred and in advance of the final disposition of the action suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Corporation. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire, and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of stockholders, provision of law, or otherwise, as well as their rights under this Article.

         Without limiting the application of the foregoing, the Board of Directors may adopt Bylaws from time to time with respect to indemnification, to provide at all times the fullest indemnification permitted under the laws of the State of Nevada, and may cause the Corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person. The indemnification provided in this Article shall continue as to a person who has ceased to be a director, officer, employee, agent, and shall inure to the benefit of the heirs, executors and administrators of such person.

                                   ARTICLE IX
                            GAMING REGULATORY MATTERS
                            -------------------------

         If the Nevada Gaming Commission or the governing gaming regulatory agency of a jurisdiction in which the Corporation holds a privileged license (collectively "Gaming Regulatory Authorities") at any time determines that a holder of stock or other security of this Corporation is unsuitable to hold such stock or other security, then, until such stock or security is no longer owned by such person, (a) the Corporation shall not be required or permitted to pay any dividend or interest with respect to the stock or security, (b) the holder of such stock or security shall not be entitled to vote on any matter as the holder of such stock or security, and such stock or security shall not, for any purpose whatsoever, be included in the stock or security of the Corporation entitled to vote, and (c) the Corporation shall not pay any remuneration in any form to the holder of such stock or security.

         If the Gaming Regulatory Authorities determine that a holder of stock or other security of this Corporation is unsuitable, such holder shall, upon written demand of the Corporation, relinquish ownership of such stock or security and, if the Corporation determines it to be necessary, the Corporation may purchase such stock or security for cash at fair market value to be determined at the sole discretion of the Corporation.

         IN WITNESS WHEREOF, we have hereunto set our hands this 21st day of July, 2000, hereby declaring and certifying that the facts stated hereinabove are true.



                                                          /s/ Steven J. Blad
                                                          ----------------------
                                                          Steven J. Blad
                                                          President


                                                          /s/ Stacie L. Brown
                                                          ----------------------
                                                          Stacie L. Brown
                                                          Secretary